                                   THE STRONG
                                   GOVERNMENT
                               SECURITIES FUND II

                        ANNUAL REPORT o DECEMBER 31, 1996


                                TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Government Securities Fund II ...........................  2


FINANCIAL INFORMATION
     Schedule of Investments in Securities ..............................  4

     Statement of Operations ............................................  4

     Statement of Assets and Liabilities ................................  5

     Statement of Changes in Net Assets .................................  5

     Notes to Financial Statements ......................................  6


FINANCIAL HIGHLIGHTS ....................................................  8

REPORT OF INDEPENDENT ACCOUNTANTS .......................................  8

                                  [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com
                  Strong Funds are offered by prospectus only.
                                                                         4690A97

THE STRONG GOVERNMENT SECURITIES FUND II

THE STRONG GOVERNMENT SECURITIES FUND II SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH A MODERATE DEGREE OF SHARE-PRICE FLUCTUATION.

The Strong Government Securities Fund II seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund normally invests at least 80% of its total assets in U.S. Government securities.(1)

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

U.S. Government Issues                  81.2%
Corporate Bonds                         12.5%
Short-Term Investments                   6.3%

The Government Issues include short-term government securities.

THE FUND HELD ITS GROUND IN A DIFFICULT MARKET
This was a year in which the bond market offered a variety of challenges for investors. For the 11-month period ended December 31, 1996, the Fund achieved a total return of -0.41%, compared with 1.49% for the Lipper General U.S. Government Bond Index.* (2)


A TURBULENT MARKET AT THE LONG END

The Fund was launched in a skittish year when the market couldn't seem to make up its mind about interest rates or the economy. Coming into 1996, many investors and analysts expected weak economic growth to continue in the U.S. In fact, the Federal Reserve cut the federal funds rate to 5.25% in January 1996, a continuing of the easing it began the previous July, and a sign that the Fed believed the economy needed at least modest stimulus.

However, in February, an unexpectedly large number of new jobs-and subsequent indications of a strengthening economy-led many to believe that economic growth was accelerating rather than weakening. In response, yields across all maturities reversed direction and headed higher, particularly on longer-term bonds, where prices fell through mid-June.

Through the summer and late into the year, however, the market seemed to become more comfortable with the underlying fundamentals of the economy. Despite slightly stronger growth, inflation remained subdued and it appeared that the economy was unlikely to grow faster than 3% annually. Against this backdrop, the chances of substantially higher rates diminished, the Federal Reserve left the federal funds rate unchanged, and interest rates moderated as the year drew to a close.


OUR VIEW CHANGED LITTLE
The market's psychology shifted several times during the year, but our outlook remained fundamentally unchanged. That view was vindicated as inflation remained subdued throughout the year, and as the Federal Reserve held firm on the federal funds rate.

In addition, through most of 1996 we maintained an average maturity near the short end of the Fund's range-generally, below seven years. As the market settled down, we once again began extending maturity. At the end of the year, the Fund's average maturity was approximately 9.7 years.


WE ANTICIPATE  CURRENT  CONDITIONS WILL REMAIN IN PLACE
The first three quarters of 1996 were difficult for investors in longer-term bonds, but the market now appears to have settled down in anticipation of slow, steady economic growth. There are several reasons why we anticipate these conditions will remain in place for the near term. First, it's unlikely that inflation will pick up if the economy's growth rate remains between 2% and 3%. Second, the market appears fairly valued, given a slow growth outlook, which should help stabilize prices. And finally, we still have the balance between a Republican Congress and Democratic President that, so far, has been beneficial for the financial markets.

As of 12-31-96


30-DAY ANNUALIZED YIELD(3)         2.72%

AVERAGE MATURITY                   9.7 YEARS

AVERAGE QUALITY RATING(4)          AAA

Overall, the current environment appears favorable for bond investors.

We appreciate your investment in the Strong Government Securities Fund II. We look forward to earning your continued confidence.

Sincerely,


/s/ Bradley C. Tank
Bradley C. Tank
Portfolio Manager
[PHOTO OF BRADLEY C. TANK]

--------------------------------------------------------------------------------
                                                  TOTAL RETURN(2)
                                                  As of 12-31-96

                                                  SINCE INCEPTION      -0.41%
                                                  (on 1-31-96)



GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 1-31-96 to 12-31-96
[GRAPH]

                              Lehman Brothers     Lipper General
      The Strong Government      Aggregate        U.S. Government
       Securities Fund II       Bond Index*         Funds Index*
1-96         10,000               10,000              10,000
3-96          9,692                9,757               9,712
6-96          9,714                9,812               9,608
9-96          9,789                9,993               9,873
12-96         9,959               10,294              10,149


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1    Fund shares are neither insured nor guaranteed by the U.S. Government.

2 Total return is not annualized. A Fund's performance, especially for very short periods, should not be the sole factor in making your investment decision. The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses from the Fund's return quotations has the effect of decreasing the performance quoted.

3 Yield is annualized for the 30 days ended 12-31-96, is historical, and will vary. The Fund's Advisor has waived its management fee of 0.60% and absorbed expenses of 2.12%. Otherwise, the yield would have been 0.00% and returns would have been lower.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

SCHEDULE OF INVESTMENTS IN SECURITIES                      December 31, 1996
--------------------------------------------------------------------------------

                                                   PRINCIPAL      VALUE
                                                    AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 12.5%
National Westminster Bank Floating Rate Notes,
  6.3625%, Due 9/29/49 (COST $24,969)              $25,000     $ 24,937

UNITED STATES GOVERNMENT ISSUES 71.3%
United States Treasury Bonds:
  6.00%, Due 2/15/26                                15,000       13,650
  6.875%, Due 8/15/25                                5,000        5,097
  7.625%, Due 2/15/25                               30,000       33,319
United States Treasury Notes:
  5.00%, Due 1/31/98                                45,000       44,564
  6.25%, Due 2/15/03                                10,000        9,994
  6.50%, Due 8/15/05                                30,000       30,216
  7.25%, Due 5/15/04                                 5,000        5,264
                                                               --------
TOTAL UNITED STATES GOVERNMENT ISSUES
  (COST $141,197)                                               142,104

SHORT-TERM INVESTMENTS (a) 14.6%
COMMERCIAL PAPER 4.7%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.53%                        7,400        7,400
Wisconsin Electric Power Company, 5.55%              2,000        2,000
                                                               --------
                                                                  9,400
UNITED STATES GOVERNMENT ISSUES 9.9%
United States Treasury Bills, Due 3/13/97           20,000       19,807
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
  (COST $29,209)                                                 29,207
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $195,375) 98.4%                                         196,248
Other Assets and Liabilities, Net 1.6%                            3,080
                                                               --------
NET ASSETS 100.0%                                              $199,328
                                                               ========

                                                  PERCENTAGE OF
INDUSTRY DIVERSIFICATION                           NET ASSETS
--------------------------------------------------------------------------------
U.S. Government ...................................... 81.2%
Bank - Money Center .................................. 12.5
Diversified Operations ...............................  3.7
Electric Power .......................................  1.0
Other Assets & Liabilities, Net ......................  1.6
                                                      ------
Total                                                 100.0%
                                                      ======

                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
--------------------------------------------------------------------------------
United States ........................................ 85.9%
United Kingdom ....................................... 12.5
Other Assets & Liabilities, Net ......................  1.6
                                                      ------
Total                                                 100.0%
                                                      ======

LEGEND
------

(a) Short-term investments include any security which has a maturity of less than one year.

Percentages are stated as a percent of net assets.




STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Period Ended December 31, 1996 (Note 1)

INTEREST INCOME                                                    $13,918

EXPENSES:
   Investment Advisory Fees                                          1,416
   Custodian Fees                                                      325
   Professional Fees                                                 3,573
   Reports to Shareholders                                           3,361
   Other                                                             1,040
                                                                   -------
   Total Expenses before Waivers and Absorptions                     9,715
   Waivers and Absorptions by Advisor                               (5,428)
                                                                   -------
   Expenses, Net                                                     4,287
                                                                   -------
NET INVESTMENT INCOME                                                9,631

REALIZED AND UNREALIZED GAIN (LOSS):
    Net Realized Loss on Investments                                (9,457)
    Change in Unrealized Appreciation/Depreciation on Investments      873
                                                                   -------
NET LOSS                                                            (8,584)
                                                                   -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 1,047
                                                                   =======

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1996


ASSETS:
   Investments in Securities, at Value (Cost of $195,375)         $196,248
   Interest Receivable                                               3,659
   Other Assets                                                         73
                                                                  --------
   Total Assets                                                    199,980

LIABILITIES:
   Dividends Payable                                                   391
   Accrued Operating Expenses and Other Liabilities                    261
                                                                  --------
   Total Liabilities                                                   652
                                                                  --------
NET ASSETS                                                        $199,328
                                                                  ========

Capital Shares Outstanding (Unlimited Number Authorized)            20,747

NET ASSET VALUE PER SHARE                                            $9.61
                                                                     =====




STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              DEC. 31, 1996
                                                              -------------
                                                                (NOTE 1)
OPERATIONS:
   Net Investment Income                                        $  9,631
   Net Realized Loss                                              (9,457)
   Change in Unrealized Appreciation/Depreciation                    873
                                                                --------
   Increase in Net Assets Resulting from Operations                1,047

CAPITAL SHARE TRANSACTIONS                                       207,912

DISTRIBUTIONS
   From Net Investment Income                                     (9,631)
                                                                --------
TOTAL INCREASE IN NET ASSETS                                     199,328

NET ASSETS:
   Beginning of Period                                                --
                                                                --------
   End of Period                                                $199,328
                                                                ========

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

1.   ORGANIZATION
     The Strong Government Securities Fund II commenced operations on January 31, 1996, and is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued through valuations obtained from a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

--------------------------------------------------------------------------------
     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of December 31, 1996 were as follows:

     Capital Stock                                  $207,912
     Undistributed Net Realized Loss                  (9,457)
     Net Unrealized Appreciation                         873
                                                    --------
                                                    $199,328
                                                    ========
4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund for the period ended December 31, 1996 were as follows:

                                          SHARES     DOLLARS
                                          ------     -------
     Shares Sold                         106,320   $1,028,861
     Dividends Reinvested                    218        2,089
     Shares Redeemed                     (85,791)    (823,038)
                                         -------     --------
                                          20,747   $  207,912
                                         =======   ==========

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.60% of the average daily net assets of the Fund. Advisory fees and expenses are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Accordingly, $4,938 was waived and absorbed by the Advisor during the period ended December 31, 1996. Additionally, the Advisor voluntarily waived fees and absorbed expenses of $490.

     Unaffiliated directors' fees for the period ended December 31, 1996, excluding the effect of waivers and absorptions, were $1,200. The Advisor owns 65.1% of the outstanding shares of the Fund as of December 31, 1996.

6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the period ended December 31, 1996 were as follows:

     Purchases:
       U.S. Government and Agency           $513,525
       Other                                  49,969

     Sales:
       U.S. Government and Agency           $361,545
       Other                                  25,537

7.   INCOME TAX INFORMATION
     At December 31, 1996, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring 2004) for Federal income tax purposes were as follows:

     Aggregate Investment Cost                $195,375
                                              ========
     Aggregate Unrealized:
       Appreciation                           $  1,609
       Depreciation                               (736)
                                              --------
                                              $    873
                                              ========
     Capital Loss Carryover                   $  9,457
                                              ========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     12-31-96(b)
                                                     -----------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  0.34
   Net Realized and Unrealized Losses on Investments     (0.39)
                                                       -------
Total from Investment Operations                         (0.05)
LESS DISTRIBUTIONS:
   From Net Investment Income                            (0.34)
                                                       -------
Total Distributions                                      (0.34)
                                                       -------
NET ASSET VALUE, END OF PERIOD                         $  9.61
                                                       =======

TOTAL RETURN                                             -0.4%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)               $   199
Ratio of Expenses to Average Net Assets                   1.7%*
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                        3.9%*
Ratio of Net Investment Income to Average Net Assets      3.9%*
Portfolio Turnover Rate                                 170.9%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is January 31, 1996. Total return and portfolio turnover rate are not annualized.





REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Government Securities Fund II

We have audited the accompanying statement of assets and liabilities of Strong Government Securities Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1996, and the related statements of operations and changes in net assets, and the financial highlights for the period from January 31, 1996 (inception) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Government Securities Fund II as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period from January 31, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 3, 1997